Exhibit 99.1

Press Release — For Immediate Release
January 23, 2012

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2011 Operating Earnings

Williamsport, PA — January 23, 2012 - Penns Woods Bancorp, Inc. (NASDAQ:PWOD)

Highlights

•                  Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $3,079,000 and $11,952,000 for the three and twelve months ended December 31, 2011 compared to $2,854,000 and $10,815,000 for the same periods of 2010.

•                  Operating earnings per share for the three months ended December 31, 2011 were $0.80 basic and dilutive compared to $0.74 basic and dilutive for the same period of 2010 or an increase of 8.1%.  Operating earnings per share for the twelve months ended December 31, 2011 increased 10.6% to $3.12 basic and dilutive compared to $2.82 basic and dilutive for the same period of 2010.

•                  Net interest margin was 4.78% for the three months ended December 31, 2011 compared to 4.66% for the corresponding period of 2010.  For the twelve months ended December 31, 2011 the net interest margin was 4.70% compared to 4.57% for the twelve month 2010 period.

•                  Return on average equity was 17.00% for the three months ended December 31, 2011 compared to 15.56% for the corresponding period of 2010.  Earnings for the twelve months ended December 31, 2011 correlate to a return on average equity of 16.60% compared to 15.30% for the twelve month 2010 period.

“Although earnings remain stable we continue to deal with the challenging economy and credit cycle.  Our focus moving forward will continue to be building core deposits, loan growth, and managing credit risk,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in the highligts to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and twelve months ended December 31, 2011 was $3,395,000 and $12,362,000 compared to $2,861,000 and $10,929,000 for the same periods of 2010.  Results for the three and twelve month periods ended December 31, 2011 compared to 2010 were impacted by an increase in after-tax securities gains of $309,000 (from a gain of $7,000 to a gain of $316,000) for the three month periods and an increase in after-tax securities gains of $296,000 (from a gain of $114,000 to a gain of $410,000) for the twelve month periods.  Basic and dilutive earnings per share for the three and twelve months ended December 31, 2011 were $0.88 and $3.22 compared to $0.75 and $2.85 for the corresponding periods of 2010.  Return on average assets and return on average equity were 1.80% and 17.00% for the three months ended December 31, 2011 compared to 1.63% and 15.56% for the corresponding period of 2010.  Earnings for the twelve months ended December 31, 2011 correlate to a return on average assets and a return on average equity of 1.69% and 16.60% compared to 1.56% and 15.30% for the twelve month 2010 period.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2011 was 4.78% and 4.70% compared to 4.66% and 4.57% for the corresponding periods of 2010.  In addition, the net interest margin has increased compared to the linked quarter.  The increase in net interest margin resulted primarily from a significant decrease in the cost of interest-bearing liabilities, as we continued to emphasize core deposit growth.  These deposits represent a lower cost funding source than time deposits and comprise 70.3% of total deposits at December 31, 2011 compared to 63.4% at December 31, 2010.  The average rate paid on total interest-bearing deposits decreased 35 and 39 basis points (bp) for the three and twelve months ended December 31, 2011 compared to the same periods of 2010.  The decrease was led by the rate paid on time deposits decreasing 36 and 45 bp for the three and twelve months ended December 31, 2011 compared to the same periods of 2010.  The duration of the time deposit portfolio, which was shortened over the past several years, is now being lengthened due to the apparent bottoming or near bottoming of deposit rates.  FHLB long-term borrowings have been reduced by $10,500,000 since December 31, 2010 with cash on hand and short-term borrowings being utilized to pay off these borrowings carrying an average rate of 4.60% that matured during the three months ended December 31, 2011.

“Today’s interest rate climate provides challenges to support a strong net interest margin.  To maintain our margin we have attacked the challenge from both the earning asset and funding sides of the balance sheet.  We continue to shorten the bond portfolio duration by utilizing shorter term corporate and agency bonds to offset the relatively longer duration of municipal bonds in the portfolio.  While this action may limit current earnings somewhat, it also limits interest rate risk and will provide cash flow over the next few years as we anticipate a period of increasing rates.  The yield on new loans, and investments, are at a lower level than the existing portfolio which has placed downward pressure on the yield on earning assets.  Our focus on increasing core deposits has resulted in a decrease in the overall cost of interest-bearing liabilities which has offset the negative effects of a declining yield on earning assets,” commented President Grafmyre.

Assets

Total assets increased $72,265,000 to $763,953,000 at December 31, 2011 compared to December 31, 2010.  Net loans increased 4.7% to $428,805,000 at December 31, 2011 compared to December 31, 2010 as the economic environment has in general provided fewer loan opportunities.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  During 2011 successful loan campaigns were undertaken to build home equity loans and lines of credit.  The investment portfolio increased $54,503,000 from December 31, 2010 to December 31, 2011 due to a combination of market value increases and the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow.

Nonperforming Loans

Our nonperforming loans to total loans ratio has increased to 2.75% at December 31, 2011 from 1.50% at December 31, 2010.  The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  The increase is centered on several loans that either are in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs to average loans for the twelve months ended December 31, 2011 of 0.37% increased from our historically low levels primarily due to a $1,500,000 partial charge-off related to a real-estate development loan during the second quarter of 2011.  The allowance for loan losses was increased to 1.64% of total loans at December 31, 2011 from 1.45% of total loans at December 31, 2010 due to the general economic uncertainty and an increase in nonperforming loans.

Deposits

Deposits have grown 12.4%, or $64,156,000, to $581,664,000 at December 31, 2011 compared to December 31, 2010, with core deposits (total deposits excluding time deposits) increasing $80,910,000.  Noninterest-bearing deposits have increased 24.6% to $111,354,000 at December 31, 2011 compared to December 31, 2010.  Also playing a significant role in increasing core deposits was money market and NOW accounts with growth rates of 16.1% and 50.8%, respectively.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service.  In addition, over the past year we have implemented a targeted marketing campaign aimed at further strengthening our customer relationships, while also expanding our market penetration.

Shareholders’ Equity

Shareholders’ equity increased $13,840,000 to $80,460,000 at December 31, 2011 compared to December 31, 2010.   The accumulated other comprehensive loss of $1,219,000 at December 31, 2011 is a result of an increase in unrealized gains on available for sale securities from an unrealized loss of $7,276,000 at December 31, 2010 to an unrealized gain of $2,914,000 at December 31, 2011.  However, the level of accumulated other comprehensive loss at December 31, 2011 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $1,720,000.  The current level of shareholders’ equity equates to a book value per share of $20.97 at December 31, 2011 compared to $17.37 at December 31, 2010 and an equity to asset ratio of 10.53% at December 31, 2011 compared to 9.63% at December 31, 2010.  Excluding accumulated other comprehensive loss, book value per share was $21.29 at December 31, 2011 compared to $19.90 at December 31, 2010.  Dividends paid to shareholders were $0.46 and $1.84 for the three and twelve months ended December 31, 2011 and 2010.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2011	2010	% Change

ASSETS
Noninterest-bearing balances	$13,829	$9,467	46.1%
Interest-bearing deposits in other financial institutions	56	26	115.4%
Total cash and cash equivalents	13,885	9,493	46.3%

Investment securities, available for sale, at fair value	270,097	215,565	25.3%
Investment securities held to maturity (fair value of $55 and $83)	54	83	-34.9%
Loans held for sale	3,787	6,658	-43.1%
Loans	435,959	415,557	4.9%
Less: Allowance for loan losses	7,154	6,035	18.5%
Loans, net	428,805	409,522	4.7%
Premises and equipment, net	7,707	7,658	0.6%
Accrued interest receivable	3,905	3,765	3.7%
Bank-owned life insurance	16,065	15,436	4.1%
Investment in limited partnerships	3,544	4,205	-15.7%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	7,991	11,897	-32.8%
Other assets	5,081	4,374	16.2%
TOTAL ASSETS	$763,953	$691,688	10.4%

LIABILITIES
Interest-bearing deposits	$470,310	$428,161	9.8%
Noninterest-bearing deposits	111,354	89,347	24.6%
Total deposits	581,664	517,508	12.4%

Short-term borrowings	29,598	27,299	8.4%
Long-term borrowings, Federal Home Loan Bank (FHLB)	61,278	71,778	-14.6%
Accrued interest payable	536	750	-28.5%
Other liabilities	10,417	7,733	34.7%
TOTAL LIABILITIES	683,493	625,068	9.3%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,017,677 and 4,015,753 shares issued	33,480	33,464	0.0%
Additional paid-in capital	18,115	18,064	0.3%
Retained earnings	36,394	31,091	17.1%
Accumulated other comprehensive loss:
Net unrealized gain (loss) on available for sale securities	2,914	(7,276)	140.0%
Defined benefit plan	(4,133)	(2,413)	-71.3%
Less: Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	80,460	66,620	20.8%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$763,953	$691,688	10.4%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(In Thousands, Except Per Share Data)	2011	2010	% Change	2011	2010	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,428	$6,351	1.2%	$25,187	$25,513	-1.3%
Investment securities:
Taxable	1,446	1,402	3.1%	5,677	5,584	1.7%
Tax-exempt	1,385	1,265	9.5%	5,260	5,059	4.0%
Dividend and other interest income	78	49	59.2%	252	206	22.3%
TOTAL INTEREST AND DIVIDEND INCOME	9,337	9,067	3.0%	36,376	36,362	0.0%

INTEREST EXPENSE:
Deposits	1,036	1,336	-22.5%	4,566	6,055	-24.6%
Short-term borrowings	45	68	-33.8%	202	265	-23.8%
Long-term borrowings, FHLB	661	815	-18.9%	2,888	3,548	-18.6%
TOTAL INTEREST EXPENSE	1,742	2,219	-21.5%	7,656	9,868	-22.4%

NET INTEREST INCOME	7,595	6,848	10.9%	28,720	26,494	8.4%

PROVISION FOR LOAN LOSSES	900	750	20.0%	2,700	2,150	25.6%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,695	6,098	9.8%	26,020	24,344	6.9%

NON-INTEREST INCOME:
Service charges	483	568	-15.0%	2,021	2,177	-7.2%
Securities gains, net	479	11	4254.5%	621	173	259.0%
Bank-owned life insurance	138	194	-28.9%	599	636	-5.8%
Gain on sale of loans	280	235	19.1%	1,130	949	19.1%
Insurance commissions	303	203	49.3%	933	970	-3.8%
Brokerage commissions	200	249	-19.7%	997	965	3.3%
Other	528	425	24.2%	1,918	1,589	20.7%
TOTAL NON-INTEREST INCOME	2,411	1,885	27.9%	8,219	7,459	10.2%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,751	2,435	13.0%	10,479	10,214	2.6%
Occupancy, net	300	293	2.4%	1,262	1,240	1.8%
Furniture and equipment	368	342	7.6%	1,379	1,264	9.1%
Pennsylvania shares tax	173	169	2.4%	689	677	1.8%
Amortization of investments in limited partnerships	165	210	-21.4%	661	693	-4.6%
FDIC deposit insurance	109	180	-39.4%	525	737	-28.8%
Other	1,286	1,183	8.7%	4,969	4,667	6.5%
TOTAL NON-INTEREST EXPENSE	5,152	4,812	7.1%	19,964	19,492	2.4%

INCOME BEFORE INCOME TAX PROVISION	3,954	3,171	24.7%	14,275	12,311	16.0%
INCOME TAX PROVISION	559	310	80.3%	1,913	1,382	38.4%
NET INCOME	$3,395	$2,861	18.7%	$12,362	$10,929	13.1%

EARNINGS PER SHARE - BASIC	$0.88	$0.75	17.3%	$3.22	$2.85	13.0%

EARNINGS PER SHARE - DILUTED	$0.88	$0.75	17.3%	$3.22	$2.85	13.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,836,802	3,834,710	0.1%	3,836,036	3,834,255	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,836,802	3,834,847	0.1%	3,836,036	3,834,394	0.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.84	$1.84	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	December 31, 2011			December 31, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,119	$289	5.70%	$18,540	$299	6.40%
All other loans	414,356	6,237	5.97%	399,300	6,154	6.11%
Total loans	434,475	6,526	5.96%	417,840	6,453	6.13%

Taxable securities	141,805	1,524	4.30%	117,162	1,450	4.95%
Tax-exempt securities	123,960	2,098	6.77%	108,909	1,917	7.04%
Total securities	265,765	3,622	5.45%	226,071	3,367	5.96%

Interest-bearing deposits	645	—	0.00%	6,640	1	0.06%

Total interest-earning assets	700,885	10,148	5.76%	650,551	9,821	6.01%

Other assets	52,578			52,497

TOTAL ASSETS	$753,463			$703,048

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$70,725	23	0.13%	$63,643	39	0.24%
Super Now deposits	103,982	141	0.54%	66,109	89	0.53%
Money market deposits	125,259	229	0.73%	105,524	289	1.09%
Time deposits	173,931	643	1.47%	199,004	919	1.83%
Total interest-bearing deposits	473,897	1,036	0.87%	434,280	1,336	1.22%

Short-term borrowings	21,268	45	0.84%	18,030	68	1.50%
Long-term borrowings, FHLB	64,245	661	4.03%	78,191	815	4.08%
Total borrowings	85,513	706	3.23%	96,221	883	3.59%

Total interest-bearing liabilities	559,410	1,742	1.23%	530,501	2,219	1.65%

Demand deposits	105,607			90,980
Other liabilities	8,562			8,032
Shareholders’ equity	79,884			73,535

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$753,463			$703,048
Interest rate spread			4.53%			4.36%
Net interest income/margin		$8,406	4.78%		$7,602	4.66%

	For the Three Months Ended
	December 31,
	2011	2010

Total interest income	$9,337	$9,067
Total interest expense	1,742	2,219

Net interest income	7,595	6,848
Tax equivalent adjustment	811	754

Net interest income (fully taxable equivalent)	$8,406	$7,602

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Twelve Months Ended
	December 31, 2011			December 31, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,267	$1,213	5.99%	$18,287	$1,212	6.63%
All other loans	405,391	24,386	6.02%	397,766	24,713	6.21%
Total loans	425,658	25,599	6.01%	416,053	25,925	6.23%

Taxable securities	130,647	5,926	4.54%	113,714	5,784	5.09%
Tax-exempt securities	113,184	7,970	7.04%	108,658	7,665	7.05%
Total securities	243,831	13,896	5.70%	222,372	13,449	6.05%

Interest-bearing deposits	9,074	3	0.03%	8,782	6	0.07%

Total interest-earning assets	678,563	39,498	5.82%	647,207	39,380	6.08%

Other assets	53,207			53,734

TOTAL ASSETS	$731,770			$700,941

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$70,178	121	0.17%	$64,477	183	0.28%
Super Now deposits	88,556	473	0.53%	65,080	385	0.59%
Money market deposits	121,458	1,063	0.88%	100,112	1,167	1.17%
Time deposits	179,336	2,909	1.62%	208,274	4,320	2.07%
Total interest-bearing deposits	459,528	4,566	0.99%	437,943	6,055	1.38%

Short-term borrowings	18,117	202	1.11%	15,371	265	1.72%
Long-term borrowings, FHLB	69,879	2,888	4.08%	83,901	3,548	4.17%
Total borrowings	87,996	3,090	3.47%	99,272	3,813	3.79%

Total interest-bearing liabilities	547,524	7,656	1.39%	537,215	9,868	1.83%

Demand deposits	99,917			84,158
Other liabilities	9,852			8,118
Shareholders’ equity	74,477			71,450

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$731,770			$700,941
Interest rate spread			4.43%			4.25%
Net interest income/margin		$31,842	4.70%		$29,512	4.57%

	For the Twelve Months Ended
	December 31,
	2011	2010

Total interest income	$36,376	$36,362
Total interest expense	7,656	9,868

Net interest income	28,720	26,494
Tax equivalent adjustment	3,122	3,018

Net interest income (fully taxable equivalent)	$31,842	$29,512

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Operating Data

Net income	$3,395	$3,150	$2,964	$2,853	$2,861
Net interest income	7,595	7,210	6,918	6,997	6,848
Provision for loan losses	900	600	600	600	750
Net security gains	479	8	9	125	11
Non-interest income, ex. net security gains	1,932	1,982	1,864	1,820	1,874
Non-interest expense	5,152	4,968	4,856	4,988	4,812

Performance Statistics

Net interest margin	4.78%	4.55%	4.58%	4.86%	4.66%
Annualized return on average assets	1.80%	1.67%	1.64%	1.65%	1.63%
Annualized return on average equity	17.00%	16.49%	16.29%	16.62%	15.56%
Annualized net loan charge-offs to avg loans	0.09%	0.01%	1.41%	0.00%	0.18%
Net charge-offs (recoveries)	101	8	1,477	(5)	193
Efficiency ratio	54.1%	54.1%	55.3%	56.6%	55.2%

Per Share Data

Basic earnings per share	$0.88	$0.82	$0.78	$0.74	$0.75
Diluted earnings per share	0.88	0.82	0.78	0.74	0.75
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	20.97	20.48	19.27	17.99	17.37
Common stock price:
High	39.30	36.56	39.30	40.08	41.26
Low	32.01	31.07	33.33	35.46	31.97
Close	38.78	32.75	34.36	38.93	39.80
Weighted average common shares:
Basic	3,837	3,836	3,836	3,835	3,835
Fully Diluted	3,837	3,836	3,836	3,835	3,835
End-of-period common shares:
Issued	4,018	4,017	4,017	4,016	4,016
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Financial Condition Data:
General
Total assets	$763,953	$752,650	$744,986	$693,337	$691,688
Loans, net	428,805	422,989	413,397	405,453	409,522
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	581,664	575,300	569,833	528,717	517,508
Noninterest-bearing	111,354	104,783	100,104	95,278	89,347

Savings	71,646	73,376	71,923	69,095	64,258
NOW	101,808	103,264	91,285	70,763	67,505
Money Market	124,335	122,896	129,004	108,104	107,123
Time Deposits	172,521	170,981	177,517	185,477	189,275
Total interest-bearing deposits	470,310	470,517	469,729	433,439	428,161

Core deposits*	409,143	404,319	392,316	343,240	328,233
Shareholders’ equity	80,460	78,572	73,906	68,998	66,620

Asset Quality

Non-performing assets	$12,009	$14,344	$10,911	$12,900	$6,215
Non-performing assets to total assets	1.57%	1.91%	1.46%	1.86%	0.90%
Allowance for loan losses	7,154	6,355	5,764	6,640	6,035
Allowance for loan losses to total loans	1.64%	1.48%	1.38%	1.61%	1.45%
Allowance for loan losses to non-performing loans	59.57%	44.30%	52.83%	51.47%	97.10%
Non-performing loans to total loans	2.75%	3.34%	2.60%	3.13%	1.50%

Capitalization

Shareholders’ equity to total assets	10.53%	10.44%	9.92%	9.95%	9.63%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in Thousands, Except Per Share Data)	2011	2010	2011	2010
GAAP net income	$3,395	$2,861	$12,362	$10,929
Less: net securities gains, net of tax	316	7	410	114
Non-GAAP operating earnings	$3,079	$2,854	$11,952	$10,815

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Return on average assets (ROA)	1.80%	1.63%	1.69%	1.56%
Less: net securities gains, net of tax	0.17%	0.01%	0.06%	0.02%
Non-GAAP operating ROA	1.63%	1.62%	1.63%	1.54%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Return on average equity (ROE)	17.00%	15.56%	16.60%	15.30%
Less: net securities gains, net of tax	1.58%	0.04%	0.55%	0.16%
Non-GAAP operating ROE	15.42%	15.52%	16.05%	15.14%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Basic earnings per share (EPS)	$0.88	$0.75	$3.22	$2.85
Less: net securities gains, net of tax	0.08	0.01	0.10	0.03
Non-GAAP basic operating EPS	$0.80	$0.74	$3.12	$2.82

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Dilutive EPS	$0.88	$0.75	$3.22	$2.85
Less: net securities gains, net of tax	0.08	0.01	0.10	0.03
Non-GAAP dilutive operating EPS	$0.80	$0.74	$3.12	$2.82